UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Universal Capital Management, Inc.
(Name of Registrant as Specified In Its Charter)

N/A

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Universal Capital Management, Inc.

2601 Annand Drive
Suite 16
Wilmington, DE 19808
Notice of Annual Meeting of Stockholders
To Be Held on December 7, 2005

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Universal Capital Management, Inc. will be held on Wednesday, December 7, 2005, commencing at 9:00 a.m. local time, at 2601 Annand Drive, Suite 16, Wilmington, Delaware 19808 (telephone: 302-998-8824).

The 2005 Annual Meeting of Stockholders of Universal Capital Management, Inc. will be held for the following purposes:

1. To elect five directors to serve until the next Annual Meeting of Stockholders following their election and until their successors have been duly elected and qualified, or until the director’s earlier death, resignation or removal;

2. To consider and ratify the Audit and Compliance Committee’s appointment of Cogen Sklar LLP as the Company’s independent registered public accountants for the fiscal year ending April 30, 2006;

3. To ratify the merger of the Company and BF Acquisition Group IV, Inc. effected on March 31, 2005; and

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on October 13, 2005, the record date, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, we urge you to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

Sincerely,

William Colucci
Secretary
Wilmington, Delaware
November 4, 2005

UNIVERSAL CAPITAL MANAGEMENT, INC.
PROXY STATEMENT

Annual Meeting of Stockholders
December 7, 2005

SOLICITATION OF PROXIES, REVOCABILITY AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Universal Capital Management, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders or any postponement or adjournment thereof (the “Meeting”). The Meeting is scheduled to be held on Wednesday, December 7, 2005, commencing at 9:00 a.m. local time, at 2601 Annand Drive, Suite 16, Wilmington, Delaware 19808. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about November 4, 2005.

Outstanding Shares and Voting Rights

The Board of Directors of the Company (the “Board of Directors”) has set the close of business on October 13, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 5,076,800 shares of the Company’s common stock (“Common Stock”) outstanding. These securities constitute the only class of securities entitled to vote at the Meeting.

The holder of each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be considered.

Quorum and Voting

The presence at the Meeting, in person or by proxy, of the holders of shares representing a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business.

Required Vote for Directors

The election of directors will be determined by a plurality vote. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to one or more nominees likely will have no effect on the outcome of the election, although shares for which authority is withheld would be counted as present for purposes of determining the existence of a quorum.

Similarly, any “broker non-votes” (i.e., shares of Common Stock held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are not considered to be votes cast and therefore, would have no effect on the outcome of the election of directors, although they would be counted as present for purposes of determining the existence of a quorum.

Required Vote for Other Proposals

Proposal No. 2 requires the approval of a majority of the votes represented by the shares of stock present and entitled to vote thereon. Therefore, abstentions will have the same effect as votes against such proposal. Broker non-votes will be treated as shares not entitled to vote and will not be included in the calculation of the number of votes represented by shares present and entitled to vote.

With respect to Proposal No. 3, the Company is seeking the approval of a majority of the Company’s outstanding voting securities and also a majority of the Company’s voting securities held by persons that are not affiliates of the Company. Therefore, abstentions and broker non-votes will have the same effect as votes against such proposal.

Revocability of Proxies

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company or by the presentation at the Meeting of an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the Meeting and the casting of a written ballot in person. Unless so revoked, the shares represented by proxies will be voted at the Meeting in accordance with the instructions on the proxy card or, as to any matter as to which no instructions are given, FOR the election of the proposed nominees and FOR the other proposals.

Stockholder Proposals

If a stockholder wishes to submit a proposal to be included in the proxy materials for the 2006 Annual Meeting of Stockholders, the Company must receive such proposal by June 30, 2006. Stockholder proposals to be presented at the 2006 Annual Meeting of Stockholders, but not included in the related proxy material, must be received no later than July 31, 2006. The Company is not required to include stockholder proposals in the proxy materials relating to the 2006 Annual Meeting of Stockholders if such proposal does not meet all of the requirements for inclusion established by the Securities and Exchange Commission (the “SEC”) and the Company By-laws in effect at that time.

Solicitation

The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, and any additional material which may be furnished to stockholders by the Company. The Company’s solicitation of proxies will be made by the use of the mails and through direct communication with certain stockholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor.

SECURITY OWNERSHIP

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock as of September 30, 2005 by (1) all beneficial owners of more than 5% of the Common Stock; (2) each director and nominee for election as director; (3) each executive officer named in the Summary Compensation Table appearing elsewhere in this Proxy Statement; and (4) all executive officers, directors and nominees of the Company as a group. The number of shares beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is also deemed to be a beneficial owner of any securities of which such person has a right to acquire beneficial ownership within 60 days after the date on which the determination of beneficial ownership is made. Unless otherwise indicated, the address for each of the stockholders listed below is c/o Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, Delaware 19808.

Beneficial Owner	Beneficial Number of Shares	Ownership Percent of Total (1) (2)

Michael D. Queen	0(3)	*
William R. Colucci	400,000(4)	7.9%(4)
Joseph Drennan	400,000	7.9%
Jeff Muchow	100,000	2.0%
Steven P. Pruitt, Jr.	100,000	2.0%
Thomas M. Pickard, Sr.	50,000	*
L&B Partnership 3128 New Castle Avenue New Castle, DE 19720	300,000	5.9%
McCrae Associates LLC 196 Fern Avenue Litchfield, CT 06759	300,000	5.9%
Liberator Holdings 155 Mansfield Road Ashford, CT 06278	200,000	3.9%
David M. Bovi 319 Clematis Street, #700 West Palm Beach, FL 33401	300,000(4)	5.9%(4)
Zenith Holdings Inc. 3100 Old Limestone Road Wilmington, Delaware 19808	300,000	5.9%

All executive officers and directors as a group (6 persons)	1,050,000(3)(5)	20.7%
____________________
* Less than one percent

(1)
This table is based on information supplied by officers, directors and principal stockholders of the Company and on any Schedules 13D or 13G filed with the SEC. On that basis, the Company believes that each of the stockholders named in this table has sole voting and dispositive power with respect to the shares indicated as beneficially owned except as otherwise indicated in the footnotes to this table.

(2)	Applicable percentages are based on 5,076,800 shares outstanding on October 13, 2005, adjusted as required by rules promulgated by the SEC.

(3)	Excludes 350,000 shares owned indirectly by Mr. Queen’s wife (of which 300,000 shares are owned by Zenith Holdings Inc.) as to which he disclaims beneficial ownership.

(4)
Includes 150,000 shares and 200,000 shares owned by Messrs. Colucci and Bovi, respectively, which they have agreed to contribute to the Company, without further consideration, if Proposal 3 is adopted in the manner described below.

(5)	Includes 150,000 shares owned by Mr. Colucci which he has agreed to contribute to the capital of the Company, without further consideration if Proposal 3 is adopted in the manner described below.

PROPOSAL 1

Election of Directors

(Item 1 on Proxy Card)

Nominees

The directors will be elected at the Meeting to serve until the next annual meeting of stockholders following their election and until their respective successors have been duly elected and qualified, or until the director’s earlier death, resignation, or removal. Directors will be elected by a plurality of the votes properly cast in person or by proxy. If so authorized, the persons named in the accompanying proxy card will vote the shares represented by the accompanying proxy card for the election of each nominee named in this Proxy Statement. Stockholders who do not wish their shares to be voted for a particular nominee may so indicate in the space provided on the proxy card. If any nominee becomes unable or unwilling to serve at the time of the Meeting, which is not anticipated, the Board of Directors, at its discretion, may designate a substitute nominee or nominees, in which event the shares represented by the accompanying proxy card will be voted for such substituted nominee or nominees. All of the nominees for election currently serve as directors, and have consented to continue to serve if elected.

The following table sets forth information as of September 30, 2005 with respect to the nominees and the continuing directors:

Name of Nominee or Director	Age	Principal Occupation	Director Since
Michael D. Queen	49	President and Director	2004
Joseph Drennan	60	Vice-President, Chief Financial Officer and Director	2004
Jeffrey Muchow	58	Director	2004
Steven P. Pruitt, Jr.	28	Director	2004
Thomas M. Pickard, Sr.	66	Director	2004

The following description contains certain information concerning the directors and nominees, including current positions and principal occupations during the past five years.

Michael D. Queen. Mr. Queen has been the President and a director of the Company since 2004. Between 2003 and 2004, Mr. Queen and Mrs. Queen owned and operated Dickenson Holdings, LLC, a firm providing consulting services to small businesses. Mr. Queen served as President and a director of Pennexx Foods, Inc., a food processing company, from 1999 to 2003. From 1997 to 1999, Mr. Queen was the Vice President of Sales, Marketing, and Business Analysis at Prizm Marketing Consultants of Blue Bell, Pennsylvania. Prizm Marketing provided market research, pricing modules and distribution and advertising plans for business clients. From 1995 to 1997, Mr. Queen served as the President of Ocean King Enterprises, Inc., in Folcroft, Pennsylvania. Ocean King was a specialty seafood appetizer supplier to supermarkets.

Joseph Drennan. Mr. Drennan has more than 30 years of experience in management, marketing and finance in the financial services and information technology industries and has served as Vice President, Chief Financial Officer and a director of the Company since 2004. He has directed and implemented business turnarounds, crisis management and strategic planning for customers and clients ranging in size from $5 million in revenue to Fortune 100 companies in a variety of industries. From 2001 to 2004, Mr. Drennan was a partner in and a co-founder of Mulberry Consulting Group, LLC. Mulberry provided business and management consulting services to small and mid-market companies in a variety of industries with emphasis on operational analysis, strategic and operational planning and implementation solutions and processes. From 1996 to 2000, Mr. Drennan served as Vice President and corporate secretary for CoreTech Consulting Group, Inc., a leading Information Technology consulting firm. His responsibilities included planning, marketing, finance, legal and facilities management. Mr. Drennan currently serves on the Board of Directors of United Bank of Philadelphia and serves on its Audit and Capital and Planning Committees. He is a past Chairman of the Board of St. Joseph’s Prep, the Jesuit high school in Philadelphia.

Jeffrey Muchow. Mr. Muchow is a veteran of the food and agricultural processing industries and has served as a director of the Company since 2004. Since 2001, he has served as an independent consultant in business startups, mergers and turnaround situations for food processing enterprises. From 2000 to 2001, he served as President of Vertia, Inc., a supply chain company engaged in supply chain services for perishable food companies, and from 1999 to 2000, he served as Vice President - - Business Development of Working Machines, Inc. Mr. Muchow received his Master’s Degree in Agricultural Economics from the University of Missouri in 1970, and an MBA from the University of Northern Colorado in 1976.

Steven P. Pruitt, Jr. A certified public accountant, Mr. Pruitt is DuPont’s Internal Control Coordinator and is responsible for implementing Sarbanes-Oxley compliance procedures on a global basis. He has served as a director of the Company since 2004. Mr. Pruitt also assists in the development and implementation of critical internal controls and business processes throughout the Company. From 2000 to 2001, Mr. Pruitt seved as Audit Control Consultant for DuPont Mexico. From 2001to 2002 he served as Senior Auditor for Dupot USA and from 2004 to the present he serves as an Internal Control Coordinator. As a Senior Auditor for DuPont, he helped to lead and train business teams on assessing and improving their business models. As the Audit Control Consultant, he focused on educating DuPont’s joint ventures and subsidiaries on better business practices. He holds a MBA from The University of North Carolina Kenan-Flagler Business School, which he attended from 2002 to 2004, and a BS in Accounting Degree from the University of Delaware.

Thomas M. Pickard, Sr. Mr. Pickard is the founder and owner of Alpha Equipment Company. Established in August 2003, Alpha Equipment Company is a distributor for CO2 Blasting Machines. Alpha Equipment Company developed an air operated chiller/dryer for cooling and removing moisture from compressor air lines for which there is a patent pending. From 1995 to 2003, Mr. Pickard served in various sales capacities for Alpheus Cleaning Technologies of Rancho Cucamonga, CA, which is a industrial service company.

The Board of Directors recommends a vote FOR each nominee listed in Proposal 1.

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accountants

(Item 2 on Proxy Card)

The Audit Committee has appointed Cogen Sklar LLP as the Company’s independent registered public accountants for the Company’s 2006 fiscal year, and has recommended that the stockholders vote for ratification of such appointment. A representative of Cogen Sklar LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Neither the Company’s By-laws nor other governing documents or law require stockholder ratification of the appointment of Cogen Sklar LLP as the Company’s independent registered public accountants. However, the Audit Committee is submitting the appointment of Cogen Sklar LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain such firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent public accountants at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the majority of the votes represented by the holders of shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the appointment of Cogen Sklar LLP.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3

Ratification of Merger with BF Acquisition Group IV, Inc.

(Item 3 on Proxy Card)

On March 31, 2005, the Company completed a merger with BF Acquisition Group IV, Inc. (“BF”), a Florida corporation. Pursuant to the Amended and Restated Agreement and Plan of Merger by and among the Company, BF, William R. Colucci, and David M. Bovi, BF merged with and into the Company, which survived the merger and continued to do business under the name Universal Capital Management, Inc., a Delaware corporation (the “Merger”).

Each shareholder of BF was entitled to receive, in exchange for each share of common stock of BF, one-half (0.5) share of voting common stock of the Company, par value $0.001 per share. The nature and amount of consideration paid in connection with the Merger was determined based on arms-length negotiations between Messrs. Queen and Drennan on behalf of the Company and Messrs. Colucci and Bovi on behalf of BF. Pursuant to the Merger, the shareholders of BF were entitled to receive, in the aggregate, 462,500 shares of common stock, par value $.001 of the Company. Mr. Colucci, an officer of the Company, owns 7.9% of the common stock of the Company. Mr. Colucci served as President and a Director of BF prior to the Merger.

The common stock issued in the Merger was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) because of the limited number and type of persons to whom such securities were issued, and because such issuance did not involve a public offering.

The business purpose of the merger was to eliminate the uncertainty concerning ownership rights as between the Company and BF with respect to certain portfolio investments made in early 2004. The Company began operating as BF and then continued the business as the Company. All of the funds from certain portfolio investments were held in one account. The merger was believed by the respective Boards of Directors of the constituent parties to the merger to be a fair and reasonable way of resolving such uncertainty.

The staff of the Securities and Exchange Commission (the “Staff”) believes that the merger may have violated Section 57 of the Investment Company Act of 1940 (the “1940 Act”). The relevant portion of Section 57 of the 1940 Act makes it unlawful for any officer, employee or promoter of a business development company, or any person controlled by an officer or employee of a business development company knowingly to sell, as principal, any security or other property to such business development company unless such sale involves solely securities of which the buyer is the issuer. The Staff believes that, as a result of the relationships between Mr. Bovi and Mr. Colucci on the one hand and the Company on the other hand, it may have been unlawful under Section 57 of the 1940 Act for them to “sell,” as principal, their shares of BF to the Company in the merger.

The Staff also believes that the merger may have violated Section 23(b) of the 1940 Act. Section 23(b) prohibits the sale of Company shares below net asset value; the Staff believes that the issuance of the Company’s shares in the merger may have constituted a “sale” below net asset value.

Although the Company is respectful of the Staff’s views, the Company does not believe that the merger violated either Section 57 or Section 23(b) of the 1940 Act. The Company believes that Section 57 did not apply to the merger at all because the Company’s election to be a business development company (and thus, to be governed by the 1940 Act in the first place) occurred several months after the Merger Agreement was signed. Alternatively, the Company believes that Rule 17a-4 promulgated under the Securities Exchange Act of 1934, as well as a court decision issued by the Second Circuit Court of Appeals against a not dissimilar factual background, both suggest that the merger did not violate Section 57 of the 1940 Act.

One of the reasons why the Company believes that Section 23(b) did not apply to the merger at all is because the Company’s election to be a business development company occurred several months after the Merger Agreement was signed. The merger was consummated after the Company became a business development company.

The following unaudited pro forma financial statements for Universal Capital Management, Inc. have been prepared to illustrate the acquisition of BF in a transaction to be accounted for as a purchase with Universal Capital Management, Inc.’s becoming the surviving corporation. The unaudited pro forma financial information combines the historical financial information of Universal Capital Management, Inc. and BF as of and for the period from August 16, 2004 (date of inception) through October 31, 2004. The carrying value of the assets and liabilities of BF approximates the fair value of the assets and liabilities. The unaudited pro forma balance sheet as of October 31, 2004 assumes the merger was completed on that date. The unaudited pro forma statements of operations give effect to the Merger as if it had been completed on August 16, 2004 (date of inception). These unaudited pro forma financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial statements included herein are preliminary and are subject to change. The accompanying notes are an integral part of these pro forma consolidated financial statements.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE PERIOD AUGUST 16, 2004 (DATE OF INCEPTION) THROUGH OCTOBER 31, 2004

	Historical Universal Capital Management, Inc.	Historical BF Acquisition Group IV, Inc.	Pro Forma Adjustments	Universal Capital Management, Inc. Pro Forma

INCOME
Management services	$10,000	-		$10,000

EXPENSES
Bank charges	55	-		55
Depreciation	350	-		350
Dues and subscriptions	250	-		250
Licenses and permits	19	-		19
Office expenses and supplies	8,524	8,557		17,081
Postage and delivery	236	-		236
Professional fees	13,905	-		13,905
Rent	5,020	-		5,020
Telephone	1,157	-		1,157
Travel and entertainment	2,001	-		2,001
Utilities	622	-		622
	32,139	8,557		40,696
LOSS FROM OPERATIONS	(22,139)	(8,557)		(30,696)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	1,204,196	-		1,204,196
INCOME TAXES - DEFERRED	(470,000)	-		(470,000)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$712,057	$(8,557)		$703,500

UNAUDITED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

	Historical Universal Capital Management, Inc.	Historical BF Acquisition Group IV, Inc.	Pro Forma Adjustments		Universal Capital Management, Inc. Pro Forma

ASSETS
Investment in securities, at fair value (cost $310,000)	$1,514,196	3,250			$1,517,446
Cash and cash equivalents	39,568	-	-		39,568
Accounts receivables - Affiliates	47,829	-	(47,829)	B	---
Property and equipment - net	9,451	-			9,451
Due from Affiliates	-	20,675	-		20,675
Goodwill	-	---	173,885		173,885
Rent deposit	1,100	---	---		$1,100
TOTAL ASSETS	1,612,144	23,925	126,056		1,762,125
LIABILITIES
Accounts payable and accrued expenses	10,487	13,931			$24,418
Due to Affiliates		49,454	(47,829)	B	1,625
Loan from shareholders		300			300
Deferred income taxes	470,000				$470,000
TOTAL LIABILITIES	480,487	63,685	(47,829)		496,343
NET ASSETS	$1,131,657	(39,760)	173,885		1,265,782
ANALYSIS OF NET ASSETS
Net capital paid in on shares of capital stock	$419,600	5,116	129,009	A	553,725
Common stock		825	(825)	A
Distributable earnings	712,057	(45,701)	45,701	A	$712,057
Net assets (equivalent to $0.29 per share based on shares of capital stock outstanding)	1,131,657	(39,760)	173,885		1,265,782

COMMON SHARES OUTSTANDING	3,844,600	825,000			4,307,100
NET ASSET VALUE PER COMMON SHARE	$0.29	$(0.05)			$0.29

A
To record the purchase of BF Acquisition Group IV, Inc. Purchase price of $134,125 was calculated by valuing the 462,500 shares of Universal Capital Management, Inc. common stock issued for BF Acquisition Group IV, Inc. at the $0.29 per share, which was the valuation as of October 31, 2004. The purchase resulted in goodwill of $173,885. The carrying value of the assets and liabilities of BF Acquisition Group IV, Inc. approximates the fair value of the assets and liabilities.

B
To eliminate the Due from BF Acquisition IV asset of $47,829 on Universal Capital Management, Inc.’s books against the Due to Universal Capital Management, Inc. liability of $47,829 on BF Acquisition Group IV, Inc.’s books upon Merger.

The Staff points to the pro forma analysis presented by the Company on June 14, 2005 in an amendment to its Current Report on Form 8-K as evidence that the merger constituted a “sale” below net asset value. That analysis, which is reproduced below, shows that at January 31, 2005, as a result of the merger, the net asset value per Company share declined from $0.22 to $0.19.

The following unaudited pro forma financial statements for Universal Capital Management, Inc. have been prepared to illustrate the acquisition of BF in a transaction to be accounted for as a purchase with Universal Capital Management, Inc.’s becoming the surviving corporation. The unaudited pro forma financial information combines the historical financial information of Universal Capital Management, Inc. and BF as of and for the period from August 16, 2004 (date of inception) through January 31, 2005. The carrying value of the assets and liabilities of BF approximates the fair value of the assets and liabilities. The unaudited pro forma balance sheet as of January 31, 2005 assumes the merger was completed on that date. The unaudited pro forma statements of operations give effect to the Merger as if it had been completed on August 16, 2004 (date of inception). These unaudited pro forma financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial statements included herein are preliminary and are subject to change. The accompanying notes are an integral part of these pro forma consolidated financial statements.

UNAUDITED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AS OF JANUARY 31, 2005

	Historical Universal Capital Management, Inc.	Historical B.F. Acquisition Group IV, Inc.	Pro Forma Adjustments		Universal Capital Management, Inc. Pro Forma
ASSETS

Investment in securities, at fair value
(cost:$310,000)	$1,135,154	$3,250	$-		$1,138,404
Cash and cash equivalents	53,144	-	-		53,144
Accounts receivables-affiliates	58,129	20,675	(52,529)	b	26,275
Property and Equipment ,net	10,257	-	-		10,257
Goodwill	-	-	-		-
Rent deposit	1,100	-	-		1,100
TOTAL ASSETS	1,257,784	23,925	(52,529)		1,229,180
LIABILITIES
Accounts payable and accrued
expenses	35,860	13,131	-		48,991
Due to affiliates	-	52,529	(52,529)	b	-
Loan from shareholders	-	300	-		300
Deferred income taxes payable	327,800	-	-		327,800
TOTAL LIABILITIES	363,660	65,960	(52,529)		377,091
NETASSETS	$894,124	$(42,035)	$-		$852,089
ANALYSIS OF NETASSETS
Net capital paid on shares of
capital stock	$581,200	$6,641	$95,109	a	$682,950
Common stock		925	(925)	a	-
Distributable earnings	312,924	(49,601)	(94,184)	a,b	169,139
Net Assets (equivalents to $0.21 per
share based on shares of capital
stock outstanding)	$894,124	$(42,035)	$-		$852,089

COMMON SHARES OUTSTANDING	4,011,100	925,000			4,473,600

NETASSET VALUE PER COMMON SHARE	$0.22	$(0.05)			$0.19

a

To record the purchase of BF Acquisition Group IV, Inc. Purchase price of $101,750 was calculated by valuing the 462,500 shares of Universal Capital Management, Inc. common stock issued for BF Acquisition Group IV, Inc. at the $0.22 per share, which was the valuation as of January 31, 2005. The purchase resulted in merger costs of $143,785. The carrying value of the assets and liabilities of BF Acquisition Group IV, Inc. approximates the fair value of the assets and liabilities.

b
To eliminate the Due from BF Acquisition IV asset of $52,529 on Universal Capital Management, Inc.’s books against the Due to Universal Capital Management, Inc. liability of $52,529 on BF Acquisition Group IV, Inc.’s books upon Merger.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE PERIOD
AUGUST 16, 2004 (DATE OF INCEPTION) THROUGH JANUARY 31, 2005

	Historical Universal Capital Management, Inc.	Historical B.F. Acquisition Group IV, Inc.	Pro Forma Adjustments	Universal Capital Management, Inc. Pro Forma

INCOME
Management services	$10,000	$-	$-	$10,000

EXPENSES
Bank Charges	55	-	-	55
Depreciation expense	743	-	-	743
Dues & subscriptions	285	-	-	285
Fees and commissions	1,833	-	-	1,833
Insurance	8,239	-	-	8,239
Licenses and Permits	240	-	-	240
Merger costs	-	-	143,785	143,785
Office expense and supplies	4,958	-	-	4,958
Payroll	104,500	-	-	104,500
Payroll taxes	8,333	-	-	8,333
Postage, delivery and shipping	3,698	-	-	3,698
Professional fees	45,971	12,457	-	58,428
Rent	8,845	-	-	8,845
Telephone	1,647	-	-	1,647
Travel and entertainment	4,104	-	-	4,104
Utilities	979	-	-	979
	194,430	12,457	143,785	350,672

LOSS FROM OPERATIONS	(184,430)	(12,457)	(143,785)	(340,672)

NET INCREASE IN UNREALIZED
APPRECIATION ON INVESTMENTS	825,154	-	-	825,154

INCOME TAXES - DEFERRED	(327,800)	-	-	(327,800)

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATION	$312,924	$(12,457)	$(143,785)	$156,682

Prior to execution of the Merger Agreement, the Company’s Board of Directors, including all the independent directors (who constituted a majority of the Board), unanimously approved the merger for the business purpose described above. Prior to consummation of the merger, in accordance with Delaware law, Company stockholders holding a majority of the voting common stock of the Company approved the merger by written consent. Because Section 23(b)(2) exempts transactions done “with the consent of a majority of its common stockholders,” the Company believes that such approval constitutes yet another reason why the merger did not violate Section 23(b) of the 1940 Act.

The Staff believes that the phrase quoted in the preceding paragraph might require approval from a majority of the number of holders, regardless of the number of shares held by each holder (as contrasted with meaning a majority of the shares) which was the approval actually obtained. The Company disagrees with such an interpretation of the quoted phrase but there is no authority on the subject other than the Staff’s own pronouncement and the literal language of the statute.

The Staff has advised the Company that it has raised these issues in an effort to prevent any possible overreaching of Company stockholders through the mechanism of the merger, which the Staff believes to be among the purposes and policies of the 1940 Act and to give effect to Section 23(b) which is intended to prevent dilution of small stockholders by large stockholders. Mr. Colucci is the Vice-President and Secretary of the Company and Mr. Bovi was one of the individuals who initiated or directed the organization of the Company. Messrs. Colucci and Bovi received 150,000 and 200,000 Company shares in the merger in exchange for their shares of BF, respectively. Mr. Colucci received shares in the merger worth between $33,000 and $43,500 (based on net asset values at January 31, 2005 and October 31, 2004, respectively). Mr. Bovi received shares in the merger worth between $44,000 and $58,000 (valued as above). The value of the shares received by Mr. Colucci and Mr. Bovi, collectively, therefore, represented only approximately 5% of the net asset value of the Company at July 31, 2005.

The Company endeavored to convince the Staff that the merger did not violate either Section 57 or Section 23(b) of the 1940 Act for the many reasons set forth above, and that in any event, there were good and valid business reasons for the merger and that Company stockholders were not overreached by the merger. Alternatively, the Company endeavored to reach a mutually acceptable agreement with the Staff for resolution of the matter. During the time period of such discussions, the Company has strengthened its internal controls and has taken other steps intended to reduce the likelihood of the occurrence of events that may arguably violate the 1940 Act or the rules promulgated thereunder.

Based on its discussions with the Staff, the Company has agreed to submit for reconsideration by the Company’s stockholders at the Meeting, the question of whether the merger and the merger agreement should be ratified, approved and adopted by the Company’s stockholders. Section 63(2)(A) of the 1940 Act would have explicitly exempted the merger from being a violation of Section 23(b) of the 1940 Act if the merger had been approved by holders of the majority of the voting securities of the Company and holders of a majority of the voting securities of the Company that are not affiliated persons of the Company prior to consummation of the merger.

In addition, the Company has also entered into a Share Contribution Agreement with Messrs. Bovi and Colucci pursuant to which those individuals have agreed to contribute to the capital of the Company, without further consideration, the shares of Company common stock which they received in the merger if stockholder ratification, approval, and adoption in the manner described in the preceding paragraph is obtained on or before December 31, 2005. If the stockholder ratification, approval, and adoption is obtained and Messrs Bovi and Colucci make the capital contribution described above, the net asset value per share of the Company will increase by approximately 7.0% based on the number of shares outstanding on September 30, 2005.

Notwithstanding ultimate stockholder ratification, approval, and adoption of the merger and merger agreement, and the contribution by Messrs. Bovi and Colucci of the shares to the Company referred to in the preceding paragraph, the Staff might nonetheless choose to recommend an enforcement or other legal action against the Company as a result of the merger. However, the Company believes that, in light of the uncertainty regarding whether there was an actual violation of the 1940 Act, the technical nature of the violation, if in fact one existed at all, the absence of overreaching of Company stockholders in light of the capital contributions of Mr. Bovi and Mr. Colucci described above, and the anticipated stockholder ratification, approval, and adoption of the merger and the merger agreement in the manner referred to above, the Staff would not be interested in pursuing such an action, although no assurances in this regard can be given.

Should the stockholders fail to ratify the merger by voting FOR Proposal 3, the Company will attempt to unwind the merger. The advantages of voting FOR Proposal 3 are to obtain the benefits of the Share Contribution Agreement and to provide additional assurance to the Staff that Company stockholders have not been overreached by the merger.

The Board of Directors recommends a vote FOR Proposal 3.

Independence of the Board of Directors

After review of all relevant information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its senior management and independent auditors, the Board of Directors has determined affirmatively that Steven P. Pruit, Jr., Jeffrey Muchow and Thomas M. Pickard, Sr. are independent directors within the meaning of the rules promulgated by the Securities and Exchange Commission.

Meetings of the Board of Directors and Committees

Directors do not receive compensation for their services as directors.

The Board of Directors held one meeting during fiscal year 2005. All Company directors are expected regularly to attend Board and committee meetings and stockholder meetings and to spend the time needed, and meet as frequently as necessary, to discharge their responsibilities properly. During fiscal year 2005, each member of the Board of Directors attended at least 75% in the aggregate of the number of meetings of the Board of Directors and Committees of the Board of Directors on which he served, held during the period for which he was a director or committee member, respectively.

The sole standing committee of the Board is the Audit and Compliance Committee. The members of this committee are appointed by the Board. The independent directors approve the compensation of the executive officers.

The Board does not feel it is necessary to have a Nominating Committee because the Company does not anticipate the need to locate new board members on any repeated basis. Accordingly, at the present time, the Board also will not accept director nominations from stockholders.

Audit and Compliance Committee

The Audit and Compliance Committee (the “Audit Committee”) is currently comprised of Steven P. Pruit, Jr. (Chair), Jeffrey Muchow and Thomas M. Pickard, Sr. Each of the members of the Audit Committee is independent as currently defined under Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934, as amended and no such member is an “interested person” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

The Audit Committee is responsible for overseeing the adequacy of corporate accounting, financial and operating controls, and the engagement of the Company’s independent auditors. The Audit Committee meets with the Company’s independent auditors to review the services rendered by them to the Company.

The Board has determined that Steven P. Pruitt, Jr. is an Audit Committee Financial Expert, as defined by the SEC rules.

The Audit Committee has adopted a written charter which is attached to this proxy statement as Exhibit A.

During the period from August 16, 2004 (inception) to April 30, 2005, the Audit Committee held one meeting.

Audit and Related Fees

Cogen Sklar LLP has been the independent accounting firm and has audited the financial statements of the Company since August 16, 2004 (inception).

For the period from August 16, 2004 (inception) through April 30, 2005, Cogen Sklar LLP billed the Company aggregate fees as follows:

Type of Fees	Amount of Fees
Audit Fees	$ 11,500
Audit-Related Fees	$ 0
Tax Fees	$ 0
All Other Fees	$ 0

The Audit and Compliance Committee is in the process of developing a formal pre-approval policy and expects to adopt it in the near future.

Executive Officers of the Company

The following table lists the names, ages and positions held by all executive officers of the Company as of September 30, 2005:

Name	Age	Position
Michael D. Queen	49	President and Director
William R. Colucci	66	Vice-President and Secretary
Joseph Drennan	60	Vice-President, Chief Financial Officer, Treasurer and Director

The following description contains certain information concerning Mr. Colucci; information about Messrs. Queen and Drennan, is found beginning on page 4.

William R. Colucci. Mr. Colucci has been the Vice President and Secretary of the Company since 2004. He has, since 1999, served as an independent consultant who provides investment banking and business consulting services for emerging growth companies. From September 1997 to December 1999, Mr. Colucci served as a consultant with Harbor Town Management Group Inc., a privately held management firm that provided investment banking and business consulting services. From June 1996 to May 1997, Mr. Colucci served as Chief Operating Officer and SEC Compliance Officer for Physicians’ Laser Services, Inc. From April 1991 to May 1996, he served as a senior partner of Decision Dynamics, Inc., a private business and real estate consulting firm, where he provided clients such as Alcoa Properties, the Branigar Corporation, and Mobil Land Development Corporation with consulting services that included market and investment analysis, property positioning and economic payback analysis.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation received by the executive officers of the Company:

				Long-Term Compensation
	Annual Compensation			Awards Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)
Michael D. Queen President	2005(1)	$80,769	—	—	—	—	—
William R. Colucci Vice President and Secretary	2005(1)	$57,692	—	—	—	—	—
Joseph Drennan Chief Financial Officer and Vice President	2005()1	$57,692	—	—	—	—	—

(1) The 2005 fiscal year represents the period from August 16, 2004 (inception) to April 30, 2005 and the amounts paid reflect annual salaries of $175,000 for Mr. Queen and $125,000 for Messrs. Colucci and Drennan which first became payable as of November 15, 2004.

The Company estimates it will pay all executive officers and directors in the aggregate $425,000 in remuneration during the 2006 fiscal year. The Company has not entered into any employment agreements with any of its officers or directors.

The Company does not currently have any stock option, pension plan, long-term incentive plan, or other compensation plan.

REPORT OF THE COMPENSATION COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Although the Company does not have a compensation committee, the independent directors are responsible for reviewing compensation for senior executives. At present, the basic component of the executive compensation program is base salary.

Base Salary: Base salaries for executives, including the President, are set according to the responsibilities of the position, the specific skills and experience of the individual, the individual’s performance and the competitive market for executive talent. Market data is gathered from salary surveys of comparable companies operating in the same and similar industries. The independent directors review salaries annually and adjust them as appropriate to reflect changes in market conditions and individual performance and responsibilities.

The independent directors intend on reviewing the possibility of implementing certain life and health insurance plans and a stock option plan during the upcoming fiscal year.

The compensation of the President in fiscal year 2005 was determined in a manner substantially consistent with that of other executive officers, taking into account the independent directors’ evaluation of the Company’s need to attract, motivate and retain a highly qualified President.

The Independent Directors who Fulfill the Function of Approving Executive Compensation

Steven P. Pruitt, Jr
Jeffrey Muchow
Thomas M. Pickard, Sr.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Membership and Role of the Audit and Compliance Committee

At the beginning of Fiscal 2005, the Audit and Compliance Committee was comprised of three outside directors, Messrs. Steven P. Pruitt, Jr., Jeffrey Muchow and Thomas M. Pickard, Sr., appointed by the Board of Directors. The Audit and Compliance Committee is governed by a written charter adopted and approved by the Board of Directors. The Audit and Compliance Committee will review its charter annually.

Review of the Company’s Audited Financial Statements for the 2005 Fiscal Year

The Audit and Compliance Committee has reviewed and discussed the audited financial statements of the Company for the 2005 fiscal year with the Company’s management. The Audit and Compliance Committee has discussed with Cogen Sklar LLP, the Company’s independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

The Audit and Compliance Committee has also received the written disclosures and the letter from Cogan Sklar relating to their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit and Compliance Committee has discussed with Cogen Sklar LLP the independence of that firm.

Based on the Audit and Compliance Committee’s reviews and discussions noted above, the Audit and Compliance Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the 2005 fiscal year, for filing with the SEC.

Audit and Compliance Committee
Mr. Steven P. Pruit, Jr. (Chairman)
Mr. Jeffrey Muchow
Mr. Thomas M. Pickard, Sr.

STOCK PERFORMANCE

The Company’s performance peer group is composed of Utek Corporation, Harris and Harris and Safeguard Scientifics, Inc. which are other public “venture capital” firms that invest in similar kinds of early stage and growth stage companies. Utek and Harris and Harris are regulated as Business Development Companies as is the Company. Performance is measured from October 31, 2004, the Company’s first reporting period, to September 30, 2005.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Michael D. Queen, President & Director	$175,000	$0	$0	$0
William R. Colucci, Vice President & Secretary	$125,000	$0	$0	$0
Joseph T. Drennan, Chief Financial Officer, Vice President & Director	$125,000	$0	$0	$0
Jeffrey Muchow, Director	$0	$0	$0	$0
Steven P. Pruitt, Jr., Director	$0	$0	$0	$0
Thomas M. Pickard, Sr., Director	$0	$0	$0	$0

(1) The amounts in this column reflect the amounts intended to be paid during the Company’s 2006 fiscal year.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the period from August 16, 2004 (inception) through April 30, 2005, its officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are the promoters of the Company and each made the respective contribution to the Company indicated next to his name below in exchange for the receipt of the number of shares of common stock set forth next to his name below upon formation of the Company:

	Cash Contribution		Other Contribution	Shares of Company Common Stock Received in Exchange
Michael D. Queen	-0-	(a)	100,000 shares of common stock of PSI-TEC and 1,000 shares of FundraisingDirect.com, Inc.	0	(a)
Joseph Drennan	$400		_____	400,000
William Colucci	$250		300,000 shares of common stock of BF Acquisition Group IV, Inc. (b)	400,000	(b)
David Bovi	$100		400,000 shares of common stock of BF Acquisition Group IV, Inc (b)	300,000	(b)

_______________________

(a) Indirectly through entities she controls, Mr. Queen’s wife contributed $350 to the Company and received 350,000 shares of Company common stock. Mr. Queen disclaims beneficial ownership of any such shares.

(b) For a discussion of the possible contribution to the Company by Messrs. Colucci and Bovi of 150,000 shares and 200,000 shares, respectively, see the discussion at Proposal No. 3.

None of such promoters received or will receive anything of value, directly or indirectly, from the Company, except as set forth under footnote (a) above.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

To the knowledge of the Company, there are no family relationships among any of the current directors or executive officers of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

To the knowledge of the Company, no interlocking relationship exists between any member of the Company’s Board of Directors in its capacity as Compensation Committee and any other member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past.

COMMUNICATIONS FROM STOCKHOLDERS TO THE BOARD OF DIRECTORS

The Board of Directors has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending a written communication addressed to the Company’s Corporate Secretary at Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, Delaware 19808. All such communications will be compiled by the Corporate Secretary and submitted to the Board of Directors or the individual director so designated on a periodic basis. The Board of Directors has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward items if they are deemed of a commercial, irrelevant or frivolous nature or otherwise inappropriate for consideration by the Board of Directors. These screening procedures are designed to assist the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner, and have been approved by a majority of the independent directors of the Board of Directors. All communications directed to the Audit Committee in accordance with the procedures set forth in this paragraph that relate to questionable accounting or auditing matters involving the Company will be forwarded promptly and directly to the Chairman (or another member) of the Audit Committee.

GENERAL INFORMATION

Stockholders who wish to obtain, free of charge, a copy of the Company’s Annual Report on Form 10-K for the 2005 fiscal year, as filed with the SEC, may do so by writing or calling William Colucci, Secretary, Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, Delaware 19808 (telephone: 302-998-8824).

With regard to the delivery of annual reports and proxy statements, under certain circumstances the SEC permits a single set of such documents to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder, however, still receives a separate proxy card. This procedure, known as “householding,” reduces the amount of duplicative information received at a household and reduces mailing and printing costs as well.

If one set of these documents was sent to your household for the use of all Company stockholders in your household, and one or more of you would prefer to receive your own set, please contact the Company at the address or telephone number set forth above.

In addition, (i) if any stockholder who previously consented to householding desires to receive a separate copy of the proxy statement or annual report for each stockholder at his or her address or (ii) if any stockholder shares an address with another stockholder and both stockholders of such address desire to receive only a single copy of the proxy statement or annual report, then such stockholder should contact the Company at the address or telephone number set forth above.

EXHIBIT A

AUDIT AND COMPLIANCE COMMITTEE CHARTER

I. Purpose

The Audit and Compliance Committee (the “Committee”) of the Board of Directors (the “Board”) of Universal Capital Management, Inc. (the “Company”) is appointed by, and generally acts on behalf of, the Board. The Committee’s purposes shall be:

A. To assist the Board in its oversight of (1) the accounting, reporting and financial processes of the Company and the audits of the financial statements of the Company, (2) the Company’s compliance with legal and regulatory requirements; and (3) the performance of the Company’s internal audit and risk management function.

B. To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications, independence and performance; and

C. To prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II. Composition

A. The Committee shall have at least three members. All members of the Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (the “SEC”) applicable to Committee members as in effect from time to time, when and as required by the SEC, shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of the Company at any time during the prior three years. A director shall qualify as independent if the Board has affirmatively determined that the director is independent.

B. At least one member of the Committee shall have experience or background sufficient to meet the definition of an “audit committee financial expert” under the Securities Exchange Act of 1934 (the “Exchange Act”).

C. The members of the Committee shall be nominated by the independent directors of the full Board and appointed by a majority of the Board for one-year terms or until their successors are duly appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The independent directors of the full Board shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson.

D. Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

III. Meetings, Procedures and Funding

A. The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than three times per year. A majority of the members of the Committee shall constitute a quorum.

B. The Committee shall meet with the independent auditors, the senior personnel performing the Company’s internal audit function and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

C. The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

D. The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

E. The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. The Committee shall be allowed to act by unanimous written consent.

F. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

G. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

H. The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole.

I. The Committee shall have the authority to engage and obtain advice and assistance from internal and external legal, accounting and other advisors.

J. The Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any legal, accounting or other advisors and to provide for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, in each case without requiring the Committee to seek Board approval.

IV. Duties and Responsibilities

A. Financial Reporting Process

1. The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K, the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other significant financial disclosures to be included in SEC filings prior to their release. This discussion should include, where appropriate, a discussion about the Company’s accounting principles (including any significant changes in the Company’s selection or application of accounting principles), critical accounting estimates, financial statement presentation, significant financial reporting issues and judgments (including off-balance sheet structures and the use of pro forma or non-GAAP financial information), the adequacy of the Company’s internal controls, and any regulatory and

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accounting initiatives, correspondence with regulators, or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements.

2. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3. The Committee shall review earnings press releases prior to their release, as well as the types of financial information and earnings guidance provided to analysts and rating agencies.

4. The Committee shall prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

B. Risks and Control Environment

1. The Committee shall discuss periodically with management the Company’s policies and guidelines regarding risk assessment and risk management, as well as the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

2. The Committee shall review periodically the Company’s Code of Ethics, which also applies to the senior financial officers, and shall have the sole authority to grant waivers of such Code of Ethics.

3. The Committee shall meet periodically with the personnel performing the internal audit function and the independent auditors to review the Company’s policies and procedures regarding disclosures that may affect the financial statements and compliance with applicable laws and regulations.

4. The Committee shall oversee the Company’s disclosure controls and procedures, including applicable internal control over financial reporting, as well as internal control over financial reporting relating to the authorization of transactions and the safeguarding and control of assets, and, where applicable, shall oversee the changes in internal control over financial reporting intended to address any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees that are reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on internal control over financial reporting and the independent auditors’ attestation report on management’s evaluation of internal control over financial reporting, when those reports are required by SEC rules.

C. Independent Auditors

1. The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company’s independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

2. The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. Pre-approval of lawfully permitted non-audit services may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such non-audit services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting.

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3. Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements and other independence rules on the staffing.

4. The Committee shall, at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the firm, and any steps taken to deal with any such issues; and (iii) (in order to assess the firm’s independence) all relationships between the firm and the Company.

5. The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to significant financial reporting issues and judgments including, among other things, the Company’s selection, application, and disclosure of critical accounting policies and practices, all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of such treatments and the treatment preferred by the independent auditors, and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6. The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, any disagreements with management, and any other matters required to be brought to the attention of the Committee under auditing standards (such as Statement on Auditing Standards No. 61). The Committee shall resolve any disagreements between the independent auditors and management.

7. The Committee shall take appropriate action to oversee the independence of the independent auditor. In this regard, the Committee shall ensure its receipt from the independent auditors of a formal written statement, consistent with Independence Standard Board Standards No. 1, delineating all relationships between the independent auditor and the Company, and shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors.

8. After reviewing the reports from the independent auditors and the independent auditors’ work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors’ performance and independence, including considering whether the independent auditors’ quality controls are adequate. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead partner. In making its evaluation, the Committee shall take into account the opinions of management and the senior personnel performing the Company’s internal audit function. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

9. The Committee shall set clear policies for the hiring by the Company of employees or former employees of the independent auditors.

D. Evaluations and Reports

1. The Committee shall annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting its review and assessment, the Committee shall address matters that it considers relevant to its performance, including at

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a minimum, the adequacy, appropriateness and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

2. The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company’s public reporting, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the Company’s internal audit department and the effectiveness of the Company’s disclosure controls and procedures.

E. Other Matters

1. The Committee shall establish procedures for the ongoing review and approval of all related-party transactions involving executive officers and directors.

2. The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

4. The Committee shall maintain free and open communication with the Board, management, the internal auditors and the independent auditors.

5. The Committee shall perform any other activities consistent with this Charter, the Company’s Articles of Incorporation, the Company’s Bylaws and governing law as the Committee or the Board may deem necessary or appropriate.

V. Limitation’s of the Committee’s Role

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the Committee’s duty to audit the Company’s financial statements or to determine that the Company’s financial statements are complete and accurate or in accordance with GAAP. These are the responsibilities of management and the independent auditor.

VI. Amendments

This Charter of the Committee may be amended only by a resolution of the Company’s Board.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
UNIVERSAL CAPITAL MANAGEMENT, INC.

The undersigned hereby appoints Michael D. Queen and Joseph Drennan proxies for the undersigned, each with power to appoint his or her substitute, and authorizes each of them acting alone, or together if more than one is present, to represent and to vote, as specified below, all of the shares of the undersigned held of record by the undersigned on October 13, 2005, at the Annual Meeting of Stockholders of Universal Capital Management, Inc. (the “Company”) on December 7, 2005, and at all postponements and adjournments thereof, on the matters set forth herein and in the discretion of the proxies for the transaction of such other business as may come before the meeting.

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Your signature should appear exactly as your name appears in the space at the left. For joint accounts, any co-owner may sign. When signing in a fiduciary or representative capacity, please give your full title as such. If a corporation or partnership, sign in full corporate or partnership name by authorized officer or partner.

Date:_________________________________, 2005

(OVER)

1.	ELECTION OF FIVE DIRECTORS TO SERVE FOR A ONE-YEAR TERM (UNTIL THE ANNUAL MEETING OF STOCKHOLDERS FOR FISCAL YEAR 2006)

/_/ FOR all nominees listed below	/_/ WITHHOLD AUTHORITY to vote for
(except as marked to the contrary below):	all nominees listed below

Michael D. Queen	Joseph Drennan	Jeffrey Muchow	Steven P. Pruitt, Jr.	Thomas M. Pickard, Sr.

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name in the following space:
________________________________________________________________________

2.	RATIFICATION OF APPOINTMENT OF COGEN SKLAR LLP AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2006.

/_/ FOR	/_/ AGAINST	/_/ ABSTAIN

3.	RATIFICATION OF MERGER OF BF ACQUISITION GROUP IV, INC. WITH AND INTO THE COMPANY

/_/ FOR	/_/ AGAINST	/_/ ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH NOMINEE, “FOR” RATIFICATION OF THE SELECTION OF COGEN SKLAR LLP AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY’S 2006 FISCAL YEAR, AND “FOR” RATIFICATION OF THE MERGER. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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PLEASE SIGN AND DATE THIS PROXY CARD ON THE OTHER SIDE AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.
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(Over)